For additional information contact: Arthur Dague
                                    (203) 329-5094
                                    adague@czn.com


                    CITIZENS UTILITIES REPORTS 12% INCREASES
                   IN EARNINGS AND EARNINGS PER SHARE FOR 1996


         Stamford, Connecticut, March 16,1997 -- Citizens Utilities' vice president and treasurer, Bob DeSantis, announced today double-digit increases in earnings and earnings per share for the 1996 fourth quarter and year ended December 31, 1996.
         For the fourth quarter, revenues grew 17% to $339.3 million over the $290.6 million reported for the corresponding 1995 quarter. Earnings of $47.5 million increased 23% over the earnings of $38.6 million reported for the same period last year. Earnings per share of 20 cents for the fourth quarter increased 25% from 16 cents for the fourth quarter of 1995.
         For the full year, revenues were up 27% from $1.07 billion in 1995 to $1.31 billion in 1996. Earnings of $178.7 million for 1996 increased 12% over 1995 earnings of $159.5 million. Likewise, Citizens' earnings per share grew 12% from 69 cents in 1995 to 77 cents in 1996.
         Commenting on these financial results, Mr. DeSantis said, "Citizens' financial performance for 1996 was exceptional across the board, reflecting double-digit increases in revenues and operating income for Citizens Communications and Citizens Public Services. Our primary business, Citizens Communications, experienced revenue growth of 27% and operating income growth of 18%. In particular, long distance service revenues grew significantly in 1996 to $68 million. Citizens Communications' long distance market share in its local network service areas increased to approximately 16% at the end of 1996, making Citizens second to AT&T in long distance market share in these areas. This is an impressive achievement for our first full year as a long distance service provider," Mr. DeSantis noted.
       "Citizens  Public Services posted healthy results as well," added
Mr. DeSantis."Revenues increased by 15% and operating income rose by 11% due to strong performances by each of our operations: natural gas distribution, electric distribution, water delivery and wastewater treatment."
         Mr. DeSantis said that Citizens' 1996 record results represented the Company's 52nd consecutive year of increased revenues, earnings and earnings per share.
         Citizens Utilities (NYSE: CZNA, CZNB) provides telecommunications and public services to approximately 1.6 million customers in 22 states. Citizens Communications, one of the nation's fastest-growing communications companies, operates an integrated national distribution platform over which it provides local, long distance, paging, cellular, network sales and other communications products and services. Citizens also has investments in Centennial Cellular Corp. (NASDAQ: CYCL) and Hungarian Telephone and Cable Corp. (ASE: HTC) and owns Electric Lightwave, Inc., a leading competitive provider of telecommunications services for business and long distance carriers in the western United States.

                   CITIZENS UTILITIES COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
               FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 and 1994
                  (In thousands, except for per-share amounts)

                                       1996             1995              1994
                                       ----             ----              ----
Revenues:
   Communications                 $   786,307    $     616,747  $        456,875
   Public Services                    520,210          452,285           449,275
                                    ---------        ---------         ---------
   Total revenues                   1,306,517        1,069,032           906,150
                                    ---------        ---------         ---------
Operating expenses:
   Operating expenses                 413,841          306,734           244,877
   Depreciation                       193,733          158,935           115,175
   Natural gas purchased              127,913          108,385           116,419
   Maintenance expenses               101,206           87,255            61,779
   Electric energy and fuel oil
     purchased                         93,191           85,168            80,931
   Taxes other than income             80,947           68,382            58,845
                                    ---------       ----------         ---------
   Total operating expenses         1,010,831          814,859           678,026
                                    ---------       ----------         ---------
   Income from operations             295,686          254,173           228,124

Investment income                      48,972           41,667            40,454
Other income - net                     17,483           18,288            12,486
Interest expense                       92,695           87,775            72,744
                                    ---------       ----------         ---------
   Income before income taxes         269,446          226,353           208,320

Income taxes                           84,937           66,817            64,323
                                    ---------       ----------         ---------
   Income before dividends on
    convertible preferred securities  184,509          159,536           143,997

Dividends on  convertible preferred
    securities, net of income tax
      benefit                           5,849                0                 0
                                    ---------       ----------         ---------
   Net income                      $  178,660  $       159,536  $        143,997
                                    =========       ==========         =========
Earnings per share of Common Stock
  Series A and Series B            $      .77  $           .69  $            .68

                   Citizens Utilities Company and Subsidiaries
                           Consolidated Financial Data

                                                                  For the quarter ended                   For the year ended
                                                                       December 31,                          December 31,
                                                         ------------------------------------      --------------------------------
                                                                                       %                                     %
(Dollars in thousands)                                       1996          1995      Change        1996          1995      Change
                                                         ------------------------------------  ------------------------------------
Income Statement Data

Revenues                                                    $  339,292  $   290,588      17% $ 1,306,517  $1,069,032      22%

Natural gas, electric energy and fuel oil purchased             59,273       53,861      10%     221,104     193,553      14%

Depreciation                                                    53,258       41,802      27%     193,733      158,935     22%

Other operating expenses                                       150,370      134,726      12%     595,994      462,371     29%

Operating income                                                76,391       60,199      27%     295,686      254,173     16%

Investment and other income                                     20,211       17,857      13%      66,455       59,955     11%

Interest expense                                                25,682       23,034      11%      92,695       87,775      6%

Income taxes                                                    21,746       16,389      33%      84,937       66,817     27%

Convertible preferred dividends                                  1,653            -                5,849            -

Net income                                                      47,521       38,633      23%     178,660      159,536     12%


Cash Flow and Capital Expenditure Data                     $   149,860   $  119,857      25%     555,874    $ 473,063     18%
EBITDA (1)

Cash flow from operations                                      156,542      145,040       8%     375,181      338,611     11%

Capital expenditures                                           132,523       91,811      44%     317,763      240,733     32%

Free cash flow                                                  24,019       53,229               57,418       97,878

Select Balance Sheet Data

Cash and investments                                                                         $   563,382  $   347,012     62%

Total assets                                                                                   4,523,148    3,918,187     15%

Net plant                                                                                      3,138,052    2,908,030      8%

Long-term debt                                                                                 1,509,697    1,187,000     27%

Equity (2)                                                                                     1,879,433    1,559,913     20%

Shares of common stock outstanding                                                               239,148      227,587      5%

Weighted average shares outstanding (3)                                                          233,364      233,220

(1) Earnings before interest, income taxes, depreciation and amortization.
(2) Includes convertible preferred securities.
(3) Adjusted for subsequent stock dividends and stock splits and used in the calculation of all per share data. No adjustment has been made for the Company's 1.6% first quarter 1997 stock dividend because the effect is immaterial.

Note: Where applicable, Data is shown for the quarters ended December 31, 1996 and 1995.

                   Citizens Utilities Company and Subsidiaries
                           Consolidated Financial Data
                                   (continued)

                                                                 For the quarter ended                   For the year ended
                                                                      December 31,                          December 31,
                                                           -----------------------------------      --------------------------------
                                                                                        %                                     %
                                                              1996          1995      Change        1996          1995      Change
                                                           -----------------------------------  ------------------------------------

Per-Share Data(1)
Earnings per share                                             $.20         $.16      25%            $.77         $.69      12%
Operating cash flow per share                                 $0.66        $0.60      10%           $1.61        $1.45      11%
Book value per share                                                                                $7.19        $6.69       7%
Market price per share (2)                                                                         $11.00       $12.00
Market price to earnings ratio                                                                      14.3x        17.3x
Market price to book ratio                                                                           1.5x         1.8x
Market price to cash flow ratio                                                                      6.8x         8.3x

Other Financial Data
Return on average shareholders' equity                                                                11%          12%
EBITDA margin (3)                                               44%          41%                      43%          44%
Debt to total debt and equity                                                                         45%          43%
Ratio of earnings to fixed charges (4)                                                               3.7x         3.4x
Interest coverage (5)                                          5.8x         5.2x                     6.0x         5.4x
Common equity market capitalization (in billions)                                                    $2.6         $2.9
Equity market capitalization (in billions) (6)                                                       $2.8         $2.9
Market capitalization (in billions) (7)                                                              $4.4         $4.2

(1) Adjusted for subsequent stock dividends and stock splits and used in the calculation of all per share data. No adjustment has been made for the Company's 1.6% first quarter 1997 stock dividend because the effect is immaterial.
(2) Dollar weighted for common stock Series A and Series B.
(3) EBITDA divided by revenues.
(4) "Earnings" consist of income before income taxes plus fixed charges.
      "Fixed charges" consist of interest charges and an amount representing the interest factor included in rentals.
(5) EBITDA divided by interest expense.
(6) Includes market value of convertible preferred securities.
(7) Equity market capitalization plus market value of long-term debt.

Note: Where applicable, Data is shown for the quarters ended December 31, 1996 and 1995.

                  Citizens Utilities Company and Subsidiaries
                     Sector Financial and Operating Data

                                                       For the quarter ended                   For the year ended
                                                           December 31,                           December 31,
                                                    ----------------------------           ----------------------------
                                                                                   %                                      %
(Dollars in thousands, except operating data)           1996          1995       Change        1996          1995      Change
                                                    -------------------------------------  ------------------------------------

Citizens Communications
Select Income Statement Data
Revenues
Network access services                              $       95,086 $      84,969      12%   $     394,821  $    343,761      15%
Local network services                                       61,359        52,667      17%         235,043       197,947      19%
Long distance service                                        18,428        10,154      81%          67,634        15,800     328%
Directory                                                     7,987         7,053      13%          30,248        24,866      22%
Other                                                        11,622        14,207     -18%          58,561        34,373      70%
Total revenues                                              194,482       169,050      15%         786,307       616,747      27%
Operating and maintenance expenses                          104,526        96,058       9%         426,199       321,943      32%
Depreciation                                                 42,405        32,104      32%         153,571       120,608      27%
Operating income                                             47,551        40,888      16%         206,537       174,196      19%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                              $       89,956 $      72,992      23%    $    360,108   $   294,804      22%
Capital expenditures                                         95,221        54,713      74%         225,648       141,062      60%
Free cash flow (2)                                          (5,265)        18,279                  134,460       153,742

Select Balance Sheet Data
Total assets                                                                                  $  2,412,382   $ 2,097,277      15%
Net plant                                                                                        1,986,233     1,814,454       9%

Operating Data
Access lines                                                                                       834,180       776,764       7%
Long distance customers - in territory                                                             179,133        47,049      281%
                        - out of territory                                                          40,003         6,785      490%
Employees                                                                                            3,672         3,084       19%

(1) Operating income plus depreciation.
(2) Operating cash flow less capital expenditures.
Note: Where applicable, Data is shown for the quarters ended December 31, 1996 and 1995.

                  Citizens Utilities Company and Subsidiaries
                     Sector Financial and Operating Data

                                                       For the quarter ended                   For the year ended
                                                           December 31,                           December 31,
                                                    ----------------------------           ----------------------------
                                                                                   %                                      %
(Dollars in thousands, except operating data)           1996          1995       Change        1996          1995      Change
                                                    -------------------------------------  ------------------------------------


Citizens Public Services
Select Income Statement Data
Revenues
Residential                                           $      77,905 $      65,897      18%   $     285,626  $    245,983       16%
Commercial                                                   32,833        27,572      19%         119,260       105,045       14%
Industrial                                                   25,253        20,722      22%          85,238        75,182       13%
Transportation                                                2,841         1,264     125%           5,519         4,255       30%
Other                                                         5,978         6,083      -2%          24,567        21,820       13%
Total revenues                                              144,810       121,538      19%         520,210       452,285       15%
Natural gas, electric energy and fuel oil purchased          59,273        53,861      10%         221,104       193,553       14%
Operating and maintenance expenses                           45,844        38,668      19%         169,795       140,428       21%
Depreciation                                                 10,853         9,698      12%          40,162        38,327        5%
Operating income                                             28,840        19,311      49%          89,149        79,977       11%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                              $       39,693 $      29,009      37%   $     129,311  $    118,304        9%
Capital expenditures                                         26,371        37,063     -29%          73,330        89,466      -18%
Free cash flow (2)                                           13,322        (8,054)                  55,981        28,838

Select Balance Sheet Data
Total assets                                                                                 $   1,375,562   $ 1,337,780        3%
Net plant                                                                                        1,096,928     1,052,841        4%

Operating Data
Customers                                                                                          765,452       749,633        2%
Employees                                                                                            1,519         1,489        2%

(1) Operating income plus depreciation.
(2) Operating cash flow less capital expenditures.

Note: Where applicable, Data is shown for the quarters ended December 31, 1996 and 1995.


                      Citizens Utilities Company and Subsidiaries
                       Financial and Operating Data by Service

                                                                    For the quarter ended                 For the year ended
                                                                        December 31,                         December 31,
                                                                   ------------------------            --------------------------
                                                                                               %                                 %
(Dollars in thousands, except operating data)                         1996        1995      Change         1996         1995  Change
                                                                   ----------------------------------  -----------------------------
Citizens Communications
Telecommunications
Select Income Statement Data
Revenues
Network access services                                              $  90,553 $   81,955       10%   $   379,901 $    333,516   14%
Local network services                                                  60,606     52,341       16%       232,904      197,092   18%
Long distance service                                                   17,065      9,660       77%        59,072       14,217  316%
Directory                                                                7,987      7,053       13%        30,248       24,866   22%
Other                                                                    9,130     11,404      -20%        50,084       29,486   70%
Total revenues                                                         185,341    162,413       14%       752,209      599,177   26%
Operating and maintenance expenses                                      87,577     87,940                 373,683      294,364   27%
Depreciation                                                            40,136     30,380       32%       148,022      114,218   30%
Operating income                                                        57,628     44,093       31%       230,504      190,595   21%
Operating margin                                                            31%       27%                      31%          32%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                                           $     97,764  $  74,473       31%   $   378,526 $    304,813   24%
Capital expenditures                                                    83,760     34,660      142%       184,041      113,657   62%
Free cash flow (2)                                                      14,004     39,813                 194,485      191,156

Select Balance Sheet Data
Total assets                                                                                          $ 2,206,092  $ 1,973,198   12%
Net plant                                                                                               1,843,298    1,702,989    8%

Operating Data
Access lines                                                                                              834,180      776,764    7%
Long distance customers - in territory                                                                    179,133       47,049  281%
                        - out of territory                                                                 40,003        6,785  490%
Employees                                                                                                   3,290        2,865   15%
Access lines per employee                                                                                     254          271   -6%
Employees per 10,000 access lines                                                                              39           37    5%
Revenue per access line                                                                               $       902          771   17%
Revenue per employee (in thousands)                                                                   $       229          209   10%
In-territory toll minutes of use (in millions)                           1,100       600        83%         4,300        3,200   34%
Citizens' long distance minutes of use (in millions) - in territory         83        25       232%           212           74  186%
                                                     - out of territory     65         4                      174           11
                                             total long distance           148        29       410%           386           85  354%
Citizens' in-territory long distance market share                                                              16%          2%

(1) Operating income plus depreciation.
(2) Operating cash flow less capital expenditures.

Note: Where applicable, Data is shown for the quarters ended December 31, 1996 and 1995.

                     Citizens Utilities Company and Subsidiaries
                       Financial and Operating Data by Service

                                                                    For the quarter ended                 For the year ended
                                                                        December 31,                         December 31,
                                                                   ------------------------            --------------------------
                                                                                               %                                 %
(Dollars in thousands, except operating data)                         1996        1995      Change         1996         1995  Change
                                                                   ----------------------------------  -----------------------------
Citizens Communications
Electric Lightwave, Inc.(1)
Select Income Statement Data
Revenues
Network access services                                             $ 4,533 $    3,014      50%   $      14,920  $    10,245     46%
Local network services                                                  753        326     131%           2,139          855    150%
Long distance service                                                 1,363        494     176%           8,562        1,583    441%
Other                                                                 2,492      2,803     -11%           8,477        4,887     73%
Total revenues                                                        9,141      6,637      38%          34,098       17,570     94%
Operating and maintenance expenses                                   16,949      8,118     109%          52,516       27,579     90%
Depreciation                                                          2,269      1,724      32%           5,549        6,390    -13%
Operating income                                                    (10,077)    (3,205)    214%         (23,967)     (16,399)    46%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                       $     (7,808)  $  (1,481)   -427%   $     (18,418)  $  (10,009)   -84%
Capital expenditures                                                 11,461     20,053     -43%          41,607       27,405    52%
Free cash flow (3)                                                  (19,269)   (21,534)                 (60,025)     (37,414)

Select Balance Sheet Data
Total assets                                                                                       $    206,290   $   124,079    66%
Gross plant - owned                                                                                     156,738       119,975    31%
                    - leased                                                                             62,485        43,446    44%
                    - total                                                                             219,223       163,421    34%

Operating Data
Route miles                                                                                              1,490           780     91%
Fiber miles                                                                                             96,609        52,013     86%
Customers                                                                                                  762           402     90%
Buildings connected                                                                                        454           282     61%
Employees                                                                                                  382           219     74%
Revenue per customer                                                                               $    44,748    $   43,706      2%
Revenue per employee                                                                               $    89,262    $   80,228     11%

(1) Electric Lightwave, Inc. is Citizens' Competitive Local Exchange Company.
(2) Operating income plus depreciation.
(3) Operating cash flow less capital expenditures.

Note: Where applicable, Data is shown for the quarters ended December 31, 1996 and 1995. Citizens Public Services

                      Citizens Utilities Company and Subsidiaries
                       Financial and Operating Data by Service

                                                                    For the quarter ended                 For the year ended
                                                                        December 31,                         December 31,
                                                                   ------------------------            --------------------------
                                                                                               %                                 %
(Dollars in thousands, except operating data)                         1996        1995      Change         1996         1995  Change
                                                                   ----------------------------------  -----------------------------
Citizens Public Services
Natural Gas
Select Income Statement Data
Revenues
Residential                                                         $  40,305  $ 31,941     26%   $    134,888  $   110,146      22%
Commercial                                                             14,745    10,998     34%         49,633       40,614      22%
Industrial                                                             12,960    10,053     29%         40,230       35,244      14%
Transportation                                                          2,841     1,264    125%          5,519        4,255      30%
Other                                                                   2,283     2,517     -9%          9,349        7,643      22%
Total revenues                                                         73,134    56,773     29%        239,619      197,902      21%
Natural gas purchased                                                  36,356    33,058     10%        127,913      108,385      18%
Gross margin                                                           36,778    23,715     55%        111,706       89,517      25%
Operating and maintenance expenses                                     23,406    14,111     66%         66,997       51,488      30%
Depreciation                                                            3,271     3,151      4%         10,953       12,155     -10%
Operating income                                                       10,101     6,453     57%         33,756       25,874      30%
Operating margin                                                          14%       11%                    14%          13%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                                             $  13,372   $ 9,604     39%   $    44,709   $    38,029      18%
Capital expenditures                                                   11,164    11,273     -1%        27,691        28,659      -3%
Free cash flow (2)                                                      2,208   (1,669)                17,018         9,370

Select Balance Sheet Data
Total assets                                                                                      $   381,740       344,036      11%
Net plant                                                                                             281,220       261,326       8%

Operating Data
Customers                                                                                             371,244       363,293       2%
Employees                                                                                                 799           776       3%
Customers per employee                                                                                    465           468      -1%
Billion Cubic Feet of gas throughput (BCF)                               22.1     23.0      -4%          73.9          83.0     -11%

(1) Operating income plus depreciation.
(2) Operating cash flow less capital expenditures.

Note: Where applicable, Data is shown for the quarters ended December 31, 1996 and 1995.

                   Citizens Utilities Company and Subsidiaries
                       Financial and Operating Data by Service

                                                                    For the quarter ended                 For the year ended
                                                                        December 31,                         December 31,
                                                                   ------------------------            --------------------------
                                                                                               %                                 %
(Dollars in thousands, except operating data)                         1996        1995      Change         1996         1995  Change
                                                                   ----------------------------------  -----------------------------
Citizens Public Services
Electric
Select Income Statement Data
Revenues
Residential                                                         $   19,536  $ 17,015      15%   $    79,893    $   72,460    10%
Commercial                                                              14,305    13,030      10%        55,826        52,152     7%
Industrial                                                              12,059    10,540      14%        44,165        39,362    12%
Other                                                                    2,929     2,835       3%        12,413        11,377     9%
Total revenues                                                          48,829    43,420      12%       192,297       175,351    10%
Electric energy and fuel oil purchased                                  22,917    20,803      10%        93,191        85,168     9%
Gross margin                                                            25,912    22,617      15%        99,106        90,183    10%
Operating and maintenance expenses                                       9,164    11,862     -23%        55,583        43,088    29%
Depreciation                                                             5,509     4,596      20%        18,718        17,035    10%
Operating income                                                        11,239     6,159      82%        24,805        30,060   -17%
Operating margin                                                           23%        14%                   13%           17%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                                             $    16,748 $   10,755      56%   $    43,523  $    47,095   -8%
Capital expenditures                                                      6,670     12,027     -45%        24,591       32,849  -25%
Free cash flow (2)                                                       10,078    (1,272)                 18,932       14,246

Select Balance Sheet Data
Total assets                                                                                          $   482,194  $   487,893   -1%
Net plant                                                                                                 393,475      389,036    1%

Operating Data
Customers                                                                                                 109,802      107,274    2%
Employees                                                                                                     345          342    1%
Customers per employee                                                                                        318          314    1%
Megawatt hours sold                                                     401,286    381,692       5%     1,691,384    1,594,814    6%
Megawatt hours generated                                                 90,855     87,254       4%       352,261      360,276   -2%
Megawatt hours purchased                                                312,121    305,762       2%     1,395,073    1,331,495    5%

(1) Operating income plus depreciation.
(2) Operating cash flow less capital expenditures.

Note: Where applicable, Data is shown for the quarters ended December 31, 1996 and 1995.

                    Citizens Utilities Company and Subsidiaries
                       Financial and Operating Data by Service

                                                                    For the quarter ended                 For the year ended
                                                                        December 31,                         December 31,
                                                                   ------------------------            --------------------------
                                                                                               %                                 %
(Dollars in thousands, except operating data)                         1996        1995      Change         1996         1995  Change
                                                                   ----------------------------------  -----------------------------
Citizens Public Services
Water/Wastewater
Select Income Statement Data
Revenues
Residential                                                           $  18,064 $   16,941        7%  $    70,845  $    63,377   12%
Commercial                                                                3,783      3,544        7%       13,801       12,279   12%
Industrial                                                                  234        129       81%          843          576   46%
Other                                                                       766        731        5%        2,805        2,800
Total revenues                                                           22,847     21,345        7%       88,294       79,032   12%
Operating and maintenance expenses                                       13,274     12,695        5%       47,215       45,852    3%
Depreciation                                                              2,073      1,951        6%       10,491        9,137   15%
Operating income                                                          7,500      6,699       12%       30,588       24,043   27%
Operating margin                                                            33%         31%                   35%          30%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                                               $   9,573 $    8,650       11%  $    41,079  $    33,180   24%
Capital expenditures                                                      8,537     13,763      -38%       21,048       27,958  -25%
Free cash flow (2)                                                        1,036    (5,113)                 20,031        5,222

Select Balance Sheet Data
Total assets                                                                                          $   511,628  $   505,851    1%
Net plant                                                                                                 422,233      402,479    5%

Operating Data
Customers                                                                                                 284,406      279,066    2%
Employees                                                                                                     375          371    1%
Customers per employee                                                                                        758          752    1%
Billions of gallons of water delivered                                       7.4      7.8      -5%           32.5         31.2    4%
Billions of gallons of wastewater treated                                    1.4      1.3       8%            5.6          5.6

(1) Operating income plus depreciation.
(2) Operating cash flow less capital expenditures.

Note: Where applicable, Data is shown for the quarters ended December 31, 1996 and 1995.
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